Mattersight Q4 2011 Earnings Webinar February 15, 2012 1 Exhibit 99.2

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Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended January 1, 2011, our quarterly reports on Form 10-Q,
as well as our press release issued earlier today.
Mattersight undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
Mattersight Corporation.

Key Themes for Today’s Call
•
Strong Q4 Revenue Growth
•
Very Significant Improvement in Operating Performance
•
Increasing Pilot and Pipeline Activity
•
Releasing Exciting New Products
•
Positive Resolution of TCV Dispute
•
Bookings Continue to be Lumpy

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Q4 Highlights
•
Revenues
Grew Subscription Revenues by 22% sequentially/30% year over year to $6.7 million
Grew Total revenues by 22% sequentially to $8.6 million
•
Bookings
Signed $2.3 million of Managed Services contracts
Ending Backlog was $96.3 million
•
Pilots
Signed three new pilots in Q4
Signed two new pilots Q1 to date
•
Operating Performance
Expanded Gross Margins by 300 bps
Improved operating performance by 1,800 bps
•
IGC Investment and TCV Settlement
Brought in Investor Growth Capital as a new strategic investor
Resolved dispute with TCV

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Revenue Review

Revenue
Type
Q4
Actual
Sequential
Change
Year/Year
Change
Subscription Revenues $6.7m 22% 30%
Amortized Deployments
Fees and Add On
Consulting Revenues
$1.6m 24% 3%
Total Behavioral
Analytics Revenues
$8.3m 23% 24%
Other Revenues $0.3m 7% -70%
Total Revenues $8.6m 22% 12%

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Pilot Activity

*Includes two new pilots signed and existing pilot converted quarter to date
0
2
4
6
8
10
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012*
0
2
1
1
2
3
2
1
4
4
2
5
8
9
New Pilots
Total Pilots

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Bookings and Pipeline Discussion
•
Q4 Commentary
Our Q4 bookings were adversely impacted by 3 contracts totaling ~$8.2 million which were approved, but for which we did not complete the procurement process
Two of these deals, totaling ~$6.0 million, have closed in Q1
•
Bookings Lumpiness
Our bookings will continue to be lumpy in 2012 based on the size and maturity of our team and the size of our deals
•
Pipeline Growth
Total Pipeline up 130%, year over year
New Logo Pipeline is up 300%, year over year
•
Salesforce Growth and Maturity
AE Tenure # of AE’s % of Pipeline
0-6 Months 4 4%
6 to 18 Months 7 40%
18 to 36 Months 2 13%
36+ Months 4 43%
Total 17 100%

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Backlog (in Millions)

$58.9
$84.5
$80.1
$100.0
$102.3
$96.3
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011
Revenue Retention rate is 95%
Average Term is 31 Months

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New Product Overview:  Predictive CSAT and Predictive Routing
•
CSAT Predictive Analytics Product
Overview
Use Behavioral Analytics data to
create models to predict Customer
Satisfaction
•
Unique Technology
All interactions indexed to the
customer level
Leverage hundreds of new data
attributes automatically scored on
every interaction
•
Benefits/Positioning
Create CSAT score on all customer
interactions without the need for
customers to complete a survey
Produce large, statistically valid
samples
Drive actionable results down to the
employee level
•
Customer Activity
Sold a $1.3 million add-on at large
P&C client
Working on several other proposals
for new CSAT model pilots
•
Predictive Routing Product Overview
Use Behavioral Analytics to drive
customer routing decisions
•
Unique Technology
Leverage data in our Behavioral
Analytics Data Mart
Drive call routing using our Predictive
Routing Engine
•
Benefits/Positioning
Significantly improve efficiency by
routing customers to the best person
available based on performance data
Enhance the customer experience by
routing customers based on the data
from their previous interactions
•
Customer Activity
Successfully completed our initial pilot
project in Q4
Working on two deployment contracts
at existing clients

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Discussion of Operating Results

Income Statement
Category
Q2
2011
Q3
2011
Q4
2011
Target
Model
Comments
Subscription Revenues As a %
of Total Revenues
75% 78% 78% 90%
Subscription Revenues % Will
Continue to Grow in 2012
Gross Margin 52% 54% 57% 65%
Expect to See Further GM
Expansion in 2012
Sales and Marketing 31% 32% 30% 20%
Will Continue to Invest
Significantly in 2012
Development 27% 29% 21% 13%
Should Continue to Decrease as
% of Revs in 2012
Contribution Margin -6% -7% 6% 32%
G&A 29% 22% 17% 7%
Should Continue to Decrease as
% of Revs in 2012
Adjusted EBITDA -35% -29% -11% 25%
Net of the IGC and TCV transactions, we generated ~$1.8 million in cash in Q4

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IGC Investment and TCV Settlement
•
IGC Investment
Bought $6 million in common stock from the company at $4.79/share
IGC also purchased 1.1 million shares of common stock directly from TCV
IGC currently own ~13% of Mattersight
IGC’s Investment Thesis
• Large, nascent market
• Strong customer references
• Significant opportunity to build a rapidly growing SaaS analytics franchise
•
TCV Settlement
Mattersight purchased all of TCV’s Series B Preferred shares for $16.1 million
Paid $12.5 million of this amount in Q4; the remaining amount is to be paid by the end of 2012
•
Benefits of the Transactions
Settled the arbitration with TCV and eliminated the $18.1 million Restricted Cash obligation
Reduced the number of fully diluted shares of Common Stock by 620,196 shares to
18,605,900
Eliminated $9.6 million of the $18.1 million liquidation preference relating to the
Series B Preferred Stock
Reduced the Company’s annual dividend obligation with respect to the Series B
Preferred Stock by approximately $675,000
Brought new capital into the Company from highly regarded, strategic investors

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12 Q1 Guidance and Summary

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Q1 Guidance 13 • Subscription Revenues 6% Sequential growth 50% year over year growth • Total Revenues 5% sequential growth 37% year over year growth

Large, Untapped Market
•
US TAM of $5+ billion per year
•
<5% penetrated
Large Opportunity with Existing Customers
•
Existing customer opportunity ~$200 million
•
<15% penetrated
Sticky Customer Relationships
•
Avg. contract term of 3+ years
•
Top 3 retail bank, top 4 P&C companies, 3
of the top 5 HMOs, large Cable Co.
•
+95% revenue retention rate
•
Large backlog (~$100M)
Investment Highlights
We Drive Significant Customer Value
•
Avg. ROI to customers of 3x to 5x
•
Cross-sell/up-sell drives 30%+ rev growth
Positive Current Developments
•
Approaching $40 million revenue run rate
•
Added new, strategic investor
•
Increasing Pipeline and operating leverage
Unique Analytics, SaaS+ Model
•
Leader in conversational analytics
•
Significant value on top of traditional SaaS
•
We do all the heavy lifting for our clients
•
Our analytics teams are strategic advisors
•
Our data is used for comp and routing

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15 Thank You • Kelly Conway 312.454.3579 • Bill Noon 847.582.7019 bill.noon@mattersight.com kelly.conway@mattersight.com